UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2022

EVOFEM BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12400 High Bluff Drive, Suite 600, San Diego, CA 92130
(Address of principal executive offices and zip code)

(858) 550-1900
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVFM	OTCQB Venture Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On December 29, 2022, Evofem Biosciences, Inc. (the “Company”) issued a press release announcing that the OTC Markets Group has extended the Company’s deadline to file the Form 10-Q for the quarter ended September 30, 2022 (the “Form 10-Q”) from December 29, 2022 to January 6, 2023. The Company must file the form 10-Q to cure its delinquency prior to January 6, 2023 or it risks being downgraded to the OTC Pink Market. A copy of the press release regarding the same is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

All statements in this Current Report on Form 8-K that do not directly and exclusively relate to historical facts constitute “forward-looking statements.” These statements represent current expectations and beliefs, including regarding the Company’s intent and ability to file the Form 10-Q within the timeframe described herein and no assurance can be given that such filing will be achieved within such timeframes. Such statements are subject to numerous assumptions, risks, uncertainties and other factors, including those described in the section titled “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2021. No assurance can be given that any expectation, belief, goal or plan set forth in any forward-looking statement can or will be achieved, and readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this Current Report Form 8-K or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Dated December 29, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Date: December 29, 2022	By:	/s/ Saundra Pelletier
Saundra Pelletier Chief Executive Officer